DELTA WOODSIDE INDUSTRIES, INC.

                       TAX INFORMATION FOR STOCKHOLDERS OF
                         DELTA WOODSIDE INDUSTRIES, INC.


On June 30, 2000, Delta Woodside Industries, Inc. ("Delta Woodside") distributed pro rata to its stockholders of record as of June 19, 2000, all of the outstanding shares of Delta Apparel, Inc. ("Delta Apparel") and all the outstanding shares of Duck Head Apparel Company, Inc. ("Duck Head"). This document contains the following information relating to this distribution of Delta Apparel shares and Duck Head shares:

            - A  brief  explanation  of  the Federal income tax implications for
              Delta Woodside stockholders  of  the  distribution.

            - Worksheets that will help you complete some tax calculations.

BACKGROUND  INFORMATION
-----------------------

Delta Woodside stockholders of record as of June 19, 2000 received on June 30, 2000 a distribution of one (1) Delta Apparel share and one (1) Duck Head share for every ten (10) Delta Woodside shares owned on June 19, 2000. Cash has been paid in lieu of any fractional Delta Apparel share and any fractional Duck Head share. The fractional Delta Apparel shares and the fractional Duck Head shares were aggregated and sold through an independent agent, with the net proceeds being paid as appropriate to those entitled to a fractional share.

FEDERAL  INCOME  TAX  INFORMATION
---------------------------------

In connection with the distribution, Delta Woodside received an opinion from KPMG LLP that it is more likely than not that each of the Delta Apparel distribution and the Duck Head distribution will qualify as tax-free under
Section 355 of the US Internal Revenue Code of 1986, as amended ("Code"). For this purpose, the phrase "more likely than not" means that, in KPMG LLP's opinion, if KPMG's conclusion is challenged by the IRS, based on all the facts and circumstances, there is a greater than 50% chance of success that the conclusions of KPMG LLP's opinion will be sustained on their own merit.

The opinion of KPMG LLP is not binding upon the IRS, any other tax authority or any court. No assurance can, therefore, be given that a position contrary to that expressed in the opinion of KPMG LLP will not be asserted by the IRS or any other tax authority and ultimately sustained by a court of law.

If the Delta Apparel distribution and the Duck Head distribution qualify as tax-free under Code Section 355, your receipt of Delta Apparel shares in the Delta Apparel distribution and Duck Head shares in the Duck Head distribution is tax-free for United States federal income tax purposes, except that you will be taxed on any gain attributable to cash that you received in lieu of a fractional share.

Cash, if any, received by you instead of a fractional share of Delta Apparel or Duck Head will be treated as received in exchange for that fractional share. You recognize gain or loss to the extent of the difference between your tax basis in that fractional share and the amount received for that fractional share, and, provided that fractional share is held as a capital asset, the gain or loss will be capital gain or loss.

FOR FURTHER DETAILS WITH RESPECT TO THE FEDERAL INCOME TAX IMPLICATIONS OF THE DISTRIBUTION OF THE DELTA APPAREL SHARES, PLEASE REFER TO THE MATERIAL UNDER THE HEADING "THE DELTA APPAREL DISTRIBUTION - MATERIAL FEDERAL INCOME TAX CONSEQUENCES" IN THE INFORMATION STATEMENT OF DELTA APPAREL DATED JUNE 7, 2000. FOR FURTHER DETAILS WITH RESPECT TO THE FEDERAL INCOME TAX IMPLICATIONS OF THE DISTRIBUTION OF THE DUCK HEAD SHARES, PLEASE REFER TO THE MATERIAL UNDER THE HEADING "THE DUCK HEAD DISTRIBUTION - MATERIAL FEDERAL INCOME TAX CONSEQUENCES" IN THE INFORMATION STATEMENT OF DUCK HEAD DATED JUNE 7, 2000.


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TAX  BASIS  ALLOCATION
----------------------

You are required to apportion the tax basis in your Delta Woodside shares immediately before the distribution between the Delta Woodside shares retained and the Delta Apparel shares and Duck Head shares received (including any fractional share) in the distribution, with this apportionment to be made in proportion to the shares' relative fair market values for Federal income tax purposes immediately after the distribution. You can determine your tax basis using the worksheets that follow.

It is necessary to determine your "tax basis" to calculate your net gain or loss on the sale of any Delta Apparel fractional share or Duck Head fractional share and on any sale you may make of any Delta Woodside shares, Delta Apparel shares or Duck Head shares. The appropriate tax basis is then compared to the sale price of that stock to determine your net gain or loss.

If you bought your shares (and did not acquire them as a gift or in a similar fashion), "tax basis" refers to your cost of acquiring your shares of stock. If you did not acquire your shares by purchasing them, your tax basis may be determined by other rules. PLEASE CONSULT YOUR TAX ADVISER TO DETERMINE THE TAX BASIS IN YOUR PRE-DISTRIBUTION DELTA WOODSIDE SHARES TO BE ALLOCATED.

If you acquired pre-distribution Delta Woodside shares at different times and costs (including shares received through a dividend reinvestment plan), you will need to calculate a separate tax basis for each group of Delta Woodside shares, as well as the Delta Apparel shares and the Duck Head shares received in connection with those Delta Woodside shares.

HOW  TO  CALCULATE  YOUR  TAX  BASIS
------------------------------------

You can use the following worksheets to calculate the taxable gain or loss for the cash received in lieu of any fractional Delta Apparel share or fractional Duck Head share. In addition, stockholders who choose to sell any of their Delta Woodside shares, Delta Apparel shares or Duck Head shares sometime in the future will need to apply the same tax basis allocation to determine taxability on any net gain or loss.

The trading prices of Delta Woodside shares, Delta Apparel shares and Duck Head shares following the distribution may be used as reasonable indicators of the relative fair market values of the Delta Woodside shares, the Delta Apparel shares and the Duck Head shares. Based on the average of the high and low prices at which Delta Woodside shares traded on the New York Stock Exchange during the first four trading days after the distribution (July 3, 5, 6 and 7, 2000), and at which Delta Apparel shares and Duck Head shares traded on the American Stock Exchange during the first four trading days after the distribution (July 3, 5, 6 and 7, 2000), 57.14% of your pre-distribution tax basis may be allocated to your Delta Woodside shares, 35.87% of your pre-distribution tax basis may be allocated to your Delta Apparel shares (including any fractional share) and the remaining 6.99% of your pre-distribution tax basis may be allocated to your Duck Head shares (including any fractional share).

In order to use the worksheets, you will need to know the original tax basis of your pre-distribution Delta Woodside shares. If you acquired Delta Woodside shares on more than one occasion, you will need to perform this computation separately for each acquisition.

CONSULT  YOUR  TAX  ADVISOR
---------------------------

The information in this document represents our understanding of existing Federal income tax laws and regulations, and does not constitute tax advice. It does not purport to be complete or to describe the tax consequences that may apply to particular categories of stockholders. You should consult your own tax adviser regarding the particular consequences to you of the distribution of Delta Apparel shares and Duck Head shares, including the applicability and effect of any state, local and foreign tax laws.


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                                   WORKSHEETS
                                   ----------

Delta  Woodside  tax  basis  calculation

     Calculate  your  new  Delta  Woodside  per  share  tax  basis  as  follows:

     Original  total  tax  basis                      $_________________
          multiplied  by                              x
     Allocation  ratio                                .5714
          equals                                      =
     New  total  Delta  Woodside  tax  basis          $_________________
          divided  by                                 \
     Total  number  of  your  Delta  Woodside
      shares                                          __________________
          equals                                      =
     New  Delta  Woodside  per  share tax basis       $_________________

Delta  Apparel  tax  basis  calculation

     Calculate  your  Delta  Apparel  per  share  tax  basis  as  follows:

     Original  total  tax  basis                      $_________________
          multiplied  by                              x
     Allocation  ratio                                .3587
          equals                                      =
     Total  Delta  Apparel  tax  basis                $_________________
          divided  by                                 \
     Total  number  of your whole Delta Apparel
     shares received in the distribution plus any
                                             ----
      fractional Delta Apparel share allocated to
      you  (remember the 1 for 10 ratio of Delta
      Apparel shares for Delta Woodside shares)       __________________
          equals                                      =
     Delta  Apparel  per  share  tax  basis           $_________________

Delta  Apparel  fractional  share  tax  basis

     Calculate  your  Delta  Apparel  fractional  share  tax  basis as follows:

     Delta  Apparel  per  share  tax  basis           $_________________
          multiplied  by                              x
     Delta  Apparel  fractional  share  sold          __________________
          equals                                      =
     Tax  basis  of  Delta  Apparel  fractional
      share  sold                                     $_________________


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Loss  or  gain  from  sale  of  Delta  Apparel  fractional  share

     Calculate your loss or gain from sale of Delta Apparel fractional share as follows:

     Amount  of  check  for  Delta  Apparel
      fractional  share                               $__________________
          less                                        -
     Tax  basis  of  Delta  Apparel  fractional
      share  sold                                     $__________________
          equals                                      =
     Gain/loss  from  Delta  Apparel  fractional
      share  sale                                     $__________________

Duck  Head  tax  basis  calculation

     Calculate  your  Duck  Head  per  share  tax  basis  as  follows:

     Original  total  tax  basis                      $_________________
          multiplied  by                              x
     Allocation  ratio                                .0699
          equals                                      =
     Total  Duck  Head  tax  basis                    $_________________
          divided  by                                 \
     Total  number  of  your  whole  Duck  Head
      shares received in the distribution plus any
                                          ----
      fractional Duck Head share allocated to
      you (remember the 1 for 10 ratio of Duck
      Head  shares for Delta Woodside shares)         __________________
          equals                                      =
     Duck  Head  per  share  tax  basis               $_________________

Duck  Head  fractional  share  tax  basis

     Calculate  your  Duck  Head  fractional  share tax basis as follows:

     Duck  Head  per  share  tax  basis               $_________________
          multiplied  by                              x
     Duck  Head  fractional  share  sold              __________________
          equals                                      =
     Tax  basis  of  Duck  Head  fractional
      share  sold                                     $_________________

Loss  or  gain  from  sale  of  Duck  Head  fractional  share

     Calculate your loss or gain from sale of Duck Head fractional share as follows:

     Amount  of  check  for  Duck  Head
      fractional  share                               $__________________
          less                                        -
     Tax  basis  of  Duck  Head  fractional
      share  sold                                     $__________________
          equals                                      =
     Gain/loss  from  Duck  Head  fractional
      share  sale                                     $__________________


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                              HYPOTHETICAL EXAMPLE
                              --------------------


Assumptions for Hypothetical Example
                                       --------
Original Shares Purchased                  107
Purchase Price per Share               $  4.50
Total Cost Basis                       $481.50
                                       --------


                                       ---------  --------  ---------
                                        Delta      Delta    Duck Head
                                       Woodside   Apparel     Apparel
                                       ---------  --------  ---------
                                         DLW        DLA         DHA
Original Total Tax Basis               $481.50    $481.50    $481.50
Allocation Ratio                         57.14%     35.87%      6.99%
New Total Tax Basis                    $275.13    $172.71    $ 33.66
Number Of Shares                        107.00      10.70      10.70
Tax Basis per Share                    $  2.57    $ 16.14    $  3.15


Fractional Share Basis
Tax Basis per Share                               $ 16.14    $  3.15
Fractional Share Sold                                0.70       0.70
Fractional Share Tax Basis                        $ 11.30    $  2.21


Amount Received for Fractional Share*             $  6.18    $  1.54
Tax Basis of Fractional Share Sold                $ 11.30    $  2.21
Gain(Loss) From Fractional Share Sale             $ (5.12)   $ (0.67)
                                       ---------  --------  ---------

*Price per Share @ 100%                           $ 8.825    $ 2.200


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